                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            L.A. T Sportswear, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             L.A. T SPORTSWEAR, INC.
                               1200 Airport Drive
                           Ball Ground, Georgia 30107

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             To Be Held May 11, 1999




              To the Holders of Common Stock of L.A. T SPORTSWEAR, Inc.:


        Notice is hereby given that the Annual Meeting of Shareholders of L.A. T Sportswear, Inc., a Georgia corporation (the "Company"), will be held at the offices of Smith, Gambrell & Russell, LLP, 1230 Peachtree Street, NE, Suite 3100, Atlanta, Georgia 30309, on Tuesday, May 11, 1999 at 9:00 a.m. for the following purposes:

(1) To elect four (4) directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified; and

(2) To conduct such other business as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record as of the close of business on March 26, 1999 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors


                                          /s/ J. David Keller

                                          J. David Keller
                                          President and Secretary
Ball Ground, Georgia
April 5, 1999


YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                             L.A. T SPORTSWEAR, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 11, 1999
                 ----------------------------------------------

                                 PROXY STATEMENT

                 ----------------------------------------------


        This proxy statement and form of proxy, which are first being mailed to shareholders on or about April 5, 1999, are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of L.A. T Sportswear, Inc. (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the offices of Smith, Gambrell & Russell, LLP, 1230 Peachtree Road, NE, Suite 3100, Atlanta, Georgia 30309 on Tuesday, May 11, 1999, at 9:00 a.m. local time and at any or all adjournments or postponements thereof. The address of the principal executive offices of the Company is 1200 Airport Drive, Ball Ground, Georgia 30107 and the Company's telephone number is (770) 479-1877.

        The cost of this solicitation will be borne by the Company. In addition to the mails, proxies may be solicited by officers and regular employees of the Company, without remuneration, by personal interviews, telephone and facsimile. It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to beneficial owners of stock entitled to vote at the meeting, and such persons will be reimbursed for the out-of-pocket expenses incurred by them in this connection.

        Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date. Proxies which are returned properly executed and not revoked will be voted in accordance with the shareholder's directions specified thereon. Where no direction is specified, proxies will be voted FOR the election of the nominees for director named herein, and, on other matters presented for a vote, in accordance with the judgment of the persons acting under the proxies. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates, but will be counted as present for the purpose of determining the presence of a quorum for the transaction of business.

        Only shareholders of record at the close of business on March 26, 1999 will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of March 26, 1999, the Company had outstanding 4,200,001 shares of common stock. Each share of common stock issued and outstanding on such record date is entitled to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of March 26, 1999 with respect to the beneficial ownership of the Company's common stock by (i) each person known by the Company to own beneficially more than five percent (5%) of the Company's common stock, (ii) each director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation table on page 5, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the named person has sole voting and investment power with respect to all shares.



                                                                Shares of
                                                               Common Stock                       Percent of
                   Beneficial Owner                        Beneficially Owned                Outstanding Shares
                   ----------------                        ------------------                ------------------
         Isador E. Mitzner                                    1,997,511 (1)                         47.1%
              1200 Airport Road
              Ball Ground, Georgia  30107

         J. David Keller                                        653,651                             15.6
              1200 Airport Road
              Ball Ground, Georgia  30107

         Nathan Koenigsberg                                     273,504                              6.5
              2606 Oakmont
              Ft. Lauderdale, Florida  33332

         Kenneth L. Bernhardt                                    14,000 (2)(3)                       *

         Irwin Lowenstein                                         9,000 (3)                          *

         Gina Watson-McElroy                                      8,000 (4)                          *

         All Directors and Executive                          2,689,162 (5)                         63.1%
              Officers as a Group (6 persons)

--------------------

 *  Less than 1%.

(1) Includes 41,667 shares underlying stock options that will become exercisable within 60 days.

(2) Shares owned jointly by Mr. Bernhardt and his wife.

(3) Includes 2,000 shares subject to presently exercisable stock options.

(4) Represents shares subject to presently exercisable stock options.

(5) Includes an aggregate of 58,667 shares subject to presently exercisable stock options.

        There are no arrangements known to the Company, the operation of which may, at a subsequent date, result in a change in control of the Company.

                                 AGENDA ITEM ONE
                              ELECTION OF DIRECTORS

        The Board of Directors of the Company, pursuant to the Company's Bylaws, has set the number of directors to serve for the next year at four, all of whom are to be elected at the Annual Meeting. Proxies received will be voted for all the nominees named below, unless authority to do so is withheld. In the event any nominee is unable or declines to serve as a director at the time of the meeting, the persons named as proxies therein will have discretionary authority to vote the proxies for the election of such person or persons as may be nominated in substitution by the present Board of Directors. Management knows of no current circumstances which would render any nominee named herein unable to accept nomination or to serve if elected.

        Members of the Board of Directors are elected annually to serve until the next annual meeting of shareholders and until their successors are elected and qualified. Directors will be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors.

        The following persons have been nominated by management for election to the Board of Directors:

        ISADOR E. MITZNER, age 47, was the founder of the Company and its predecessors, and has served as its Chairman and Chief Executive Officer since its inception in 1978.

        J. DAVID KELLER, age 51, joined the Company in March 1981 and has served as President of the manufacturing division since 1987. Mr. Keller has served as a director of the Company since 1986, as President since October 1993, and as Secretary of the Company since March 1995. For three years prior to joining the Company, Mr. Keller worked for Hanes Activewear as a sales representative in the Southeast United States and the Caribbean.

        KENNETH L. BERNHARDT, age 55, is Regents Professor of Marketing and former Chairman of the Department of Marketing at Georgia State University, Atlanta, Georgia where he has been a member of the faculty since 1972. Mr. Bernhardt has served as a director of the Company since July 1994. He also serves as a director of VSI Holdings, Inc. and Third Millennium Communications, Inc.

        IRWIN LOWENSTEIN, age 63, has served as President of Rhodes, Inc., a national furniture retailer based in Atlanta, since 1977, as Chief Executive Officer of such company since 1989 and as Chairman of the Board since 1994. Mr. Lowenstein has served as a director of the Company since July 1994. Mr. Lowenstein also serves as a director of Goody's Family Clothing, Inc.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

COMMITTEES OF THE BOARD AND MEETINGS

        The Company's Board of Directors presently has the following standing committees:

        (A) The Audit Committee, currently comprised of Messrs. Bernhardt and Lowenstein. The Audit Committee, which met one time in 1998, is authorized to review and make recommendations to the Board of Directors on the results of the Company's external audit and to recommend to the Board of Directors the appointment of independent auditors for the Company.

        (B) The Compensation Committee, currently comprised of Messrs. Bernhardt and Lowenstein. The Compensation Committee, which met one time in 1998, is authorized to review and make recommendations to the Board of Directors with respect to establishing salaries, bonuses and other compensation for the Company's officers.

        The Company does not have a Directors Nominating Committee, that function being reserved to the entire Board of Directors.

        During 1998, the Board of Directors held a total of four meetings and acted two times by unanimous written consent. Each incumbent director attended at least 75% of the aggregate number of meetings held by the Board and by the Committees of the Board on which he served during the term of his service.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding common stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with, except that one report covering one transaction was inadvertently filed late by each of Messrs. Mitzner, Bernhardt, Lowenstein and John Hankinson, and Ms. Gina Watson-McElroy, Executive Vice President--Operations, inadvertently failed to timely file a Form 3.

                             EXECUTIVE COMPENSATION

        The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and any other officer whose total cash compensation during 1998 exceeded $100,000 (the "Named Executive Officers") for the fiscal years ended January 2, 1999, December 28, 1997 and December 30, 1996:



                           SUMMARY COMPENSATION TABLE


                                                                            Long Term
                                             Annual Compensation       Compensation Awards
                                             -------------------       -------------------
                                                                             Shares
         Name and             Fiscal                                       Underlying         All Other
    Principal Position         Year         Salary          Bonus            Options        Compensation(1)
    ------------------         ----         ------          -----            -------        ---------------

   Isador E. Mitzner           1998        $ 47,458       $75,000(2)         125,000            $1,186
     Chairman and              1997           5,000            --                 --                --
     Chief Executive           1996         138,498            --                 --             1,236
     Officer

   J. David Keller             1998        $159,513            --                 --            $2,402
     President and             1997         147,261            --                 --             2,648
     Secretary                 1996         142,964            --                 --               851

 Gina Watson-McElroy           1998        $ 93,042        $7,500(2)          36,000            $2,455
     Executive Vice            1997          82,303         5,000(2)              --             2,054
     President--               1996          62,362            --             15,000             1,555
     Operations



--------------------------------

(1) Represents the Company's matching contribution under the Company's 401(k) Plan.

(2) Bonus earned in fiscal year indicated, but paid in following fiscal year.

OPTIONS

       The following table presents information regarding fiscal 1998 grants of options to purchase shares of the Company's common stock to the Named Executive
Officers:


                          OPTION GRANTS IN FISCAL 1998


                                                   INDIVIDUAL GRANTS
                           -----------------------------------------------------------------
                                                                                                 Potential Realizable
                              Number of                                                            Value at Assumed
                             Securities      % of Total Options                                 Annual Rates of Stock
                             Underlying          Granted to                                          Appreciation
                               Options       Employees in Fiscal   Exercise     Expiration        for Option Term(1)
          Name                 Granted              Year             Price         Date                 5% 10%
-------------------------  ---------------  --------------------- ----------- -------------- ----------------------------
Isador E. Mitzner                125,000(2)          69%            $1.0625       5/9/08          $ 83,438      $ 212,188
J. David Keller                       --             --                  --           --                --             --
Gina Watson-McElroy               36,000(3)          20%            $ 0.875      7/17/08            19,980         50,220

--------------------------
(1) The dollar amounts under these columns represent the potential realizable value of each grant of options assuming that the market price of the Company's common stock appreciates in value from the date of grant at 5% and 10% annual rates prescribed by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciate, if any, of the price of the Company's common stock.
(2) Options NOT granted pursuant to the Company's 1993 Incentive Stock Option Plan. Exercise price is 100% of the fair market value of the Company's common stock on the date of grant. Options vest with respect to 41,667 shares on each of May 12, 1999 and 2000 and with respect to 41,666 shares on May 12, 2001.
(3) Options granted pursuant to the Company's 1993 Incentive Stock Option Plan. Options vest with respect to 9,000 shares on each of July 17, 1999, 2000, 2001 and 2002.


         No stock options were exercised in fiscal 1998 by any of the Named Executive Officers.

         The following table provides information regarding the value of options outstanding for the Named Executive Officers at January 2, 1999:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES



                                                             Number of Securities          Value of Unexercised In-
                                                            Underlying Unexercised           the-Money Options at
                                                          Options at Fiscal Year End           Fiscal Year End
                                                                 Exercisable/                    Exercisable/
Name                                                             Unexercisable                  Unexercisable
-------------------------------------------------------  -----------------------------  ------------------------------
Isador E. Mitzner                                                  0/125,000                      $0/$7,813

J. David Keller                                                       0/0                           $0/$0

Gina Watson-McElroy                                              7,500/43,500                   $2,813/$11,813



COMPENSATION OF DIRECTORS

         Non-employee directors are currently paid $5,000 per year and $500 per Board or committee meeting attended, plus their expenses in attending such meetings. Directors who are also Company employees are not additionally compensated for their services as members of the Board of Directors.


         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Compensation Committee of the Board of Directors on Executive Compensation shall not be incorporated by reference into any such filings.


                        REPORT OF COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         In accordance with proxy statement rules of the Securities and Exchange Commission, the Compensation Committee of the Board of Directors of the Company offers the following report regarding compensation policies for executive officers and the Chief Executive Officer of the Company with respect to compensation paid to such persons during the last fiscal year.

         During 1998, the Compensation Committee of the Company was comprised of Kenneth L. Bernhardt and Irwin Lowenstein, each a non-employee director of the Company. It is the Committee's responsibility to establish the salaries, bonuses and other compensation of the chief executive officer and other executive officers of the Company. In formulating its compensation policy and decisions, the Compensation Committee endeavors to provide a competitive compensation package that enables the Company to attract and retain key executives and to integrate compensation programs with the Company's annual and long- term business strategies and objectives and focus executive actions on the fulfillment of those objectives.

         The Company's executive compensation program generally consists of base salary, annual incentive compensation and long-term equity incentives in the form of stock options. Base salaries for executive officers are reviewed and adjusted annually following a review of the Company's performance during the previous fiscal year, the individual's contribution to that performance and the individual's level of responsibility. Typically, in order to align executive officers' interests more closely with the interests of the shareholders of the Company, the Company's long-term compensation program emphasizes the grant of stock options exercisable for shares of common stock. The amount of such awards, if any, may be suggested from time to time by the Compensation Committee, subject to final action by the Board of Directors. The Compensation Committee and the Board of Directors may take into account various factors in evaluating the size of stock option grants, including the need to attract and retain individuals who will provide valuable service to the Company.

         For fiscal 1997, Mr. Mitzner suggested and received the near elimination of his annual salary to reflect the disappointing financial results of the Company during the prior fiscal year. Mr. Mitzner continued to decline to take a salary through June 1998. Effective July 1, 1998, the Compensation Committee approved an annual salary for Mr. Mitzner of $100,000 and the Board granted Mr. Mitzner an option to acquire 125,000 shares of the Company's common stock at a price equal to the fair-market value of the common stock on the date of grant. In addition, the Compensation Committee approved a bonus plan for Mr. Mitzner pursuant to which he would be eligible to earn a bonus for fiscal 1998 based on the Company's operating results compared to budget for the year.

         In approving the compensation paid to Mr. Mitzner, the Company's Chief Executive Officer, in 1998, the Compensation Committee considered the following factors:

         (i) the reasonableness of Mr. Mitzner's $100,000 salary relative to that of chief executive officers of similarly placed public companies;

         (ii) the fact that Mr. Mitzner was already amply incentivised to have the Company perform well by virtue of his ownership of a substantial percentage of the common stock of the Company; and

         (iii) the fact that Mr. Mitzner took almost no salary for one and one-half years to reflect the prior disappointing financial results of the Company.

          With respect to the other executive officers of the Company (Mr. Keller, Ms. Watson-McElroy and Mr. Hankinson), the Compensation Committee considered the salaries to be commensurate with those paid to similarly positioned executives in similar companies.




                                                    Kenneth L. Bernhardt
                                                    Irwin Lowenstein

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's common stock against the cumulative total return of the Nasdaq Market Index and a composite index for corporations in the same industry as the Company, classified by Standard Industrial Classification (SIC) code (the "Industry Index"), for the five-year period commencing January 25, 1994 (the date the Company's common stock commenced trading on the Nasdaq National Market) and ending January 2, 1999. The graph assumes that the value of the investment in the Company's common stock and each index was $100 on January 25, 1994. The change in cumulative total return is measured by dividing (i) the sum of (a) the cumulative amount of dividends for the period, assuming dividend reinvestment, and (b) the change in share price between the beginning and end of the period, by (ii) the share price at the beginning of the period. The Company has not paid any cash dividends.
























                                                                                          Fiscal Year
                                                 January 25,      ------------------------------------------------------------
                                                    1994            1994         1995        1996          1997         1998
                                                   -------        -------      -------      -------       -------      -------
L.A. T Sportswear, Inc.................            $100.00        $ 67.12      $ 23.29      $  7.04       $  8.10      $ 12.68
Nasdaq Market Index....................            $100.00        $ 97.24      $126.13      $156.74       $191.73      $270.42
Industry Index.........................            $100.00        $108.18      $146.87      $169.93       $117.73      $159.13

                         INDEPENDENT PUBLIC ACCOUNTANTS


    Deloitte & Touche LLP served as the independent auditors of the Company for the fiscal year ended January 2, 1999 and has been appointed by the Board of Directors to continue in that capacity in fiscal 1999. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders and will have the opportunity to make a statement if they desire to do so.


              ANNUAL REPORT TO SHAREHOLDERS AND REPORT ON FORM 10-K


    Additional information concerning the Company, including financial statements of the Company, is provided in the Company's 1998 Annual Report to Shareholders that accompanies this proxy statement. Additional copies of the Company's Annual Report on Form 10-K for the year ended January 2, 1999, as filed with the Securities and Exchange Commission, are available to shareholders who make a written request therefor to Mr. John F. Hankinson, at the offices of the Company, 1200 Airport Drive, Ball Ground, Georgia 30107. Copies of exhibits filed with that report or referenced therein will be furnished to shareholders of record upon request and payment of the Company's expenses in furnishing such documents.


                              SHAREHOLDER PROPOSALS


    Any proposal of shareholders intended to be presented at next year's Annual Meeting must be received at the principal executive offices of the Company not later than December 6, 1999, directed to the attention of the Corporate Secretary, in order to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Proxies solicited by the Company for the 2000 Annual Meeting may confer discretionary authority to vote on any proposals submitted after February 19, 2000 without a description of them in the proxy materials for that meeting. Any shareholder proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission and the Company's bylaws. A copy of the Company's bylaws may be obtained by writing to the Corporate Secretary.


                                  OTHER MATTERS


    Management does not know of any matters to be brought before the meeting other than those referred to above. If any other matter properly comes before the meeting, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

                                        By Order of the Board of Directors

                                        /s/ J. David Keller

                                        J. David Keller
                                        President and Secretary
Ball Ground, Georgia
April 5, 1999

                            L.A. T SPORTSWEAR, INC.
                               1200 AIRPORT DRIVE
                           BALL GROUND, GEORGIA 30107

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS.

    The undersigned hereby appoints Isador E. Mitzner and John F. Hankinson, or either of them, with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of L.A. T SPORTSWEAR, INC. to be held on Tuesday, May 11, 1999, at 9:00 a.m. at the offices of Smith, Gambrell & Russell, LLP, 1230 Peachtree Street, NE, Suite 3100, Atlanta, Georgia 30309 and any adjournments or postponements thereof:

    1. To elect four (4) directors for a term of one year and until their successors are elected and have qualified.

        [ ]  FOR all nominees listed below (except as marked to    [ ]  WITHHOLD AUTHORITY to vote for all nominees
             the contrary)                                              listed below

             ISADOR E. MITZNER, J. DAVID KELLER, KENNETH L. BERNHARDT and IRWIN LOWENSTEIN

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

   2. To vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting or any adjournments or postponements thereof, if the Company did not receive notice of the matter on or prior to February 21, 1999.

                    (continued and to be signed on reverse)

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE NOMINEES NAMED ABOVE AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

                                                  Please date and sign this
                                                  Proxy exactly as name(s)
                                                  appears on the mailing label.

                                                  ------------------------------

                                                  ------------------------------

                                                  Print Name(s): ---------------

                                                  NOTE:  When signing as an
                                                  attorney, trustee, executor,
                                                  administrator or guardian,
                                                  please give your title as
                                                  such. If a corporation or
                                                  partnership, give full name by
                                                  authorized officer. In the
                                                  case of joint tenants, each
                                                  joint owner must sign.

                                                  Dated:
                                                  ------------------------------